Consent of Independent Certified Public Accountants


                                                                  April 4, 2002


         We hereby consent to the use in this Registration Statement on Form SB-2/A Amendment Number 1 of our report dated January 16, 2002, relating to the financial statements of Zowcom, Inc., and the reference to our firm under the Caption "Experts" in the Prospectus.




                                     /s/ Lesley, Thomas, Schwarz & Postma, Inc.
                                     ------------------------------------------
                                     Lesley, Thomas, Schwarz & Postma, Inc.
                                     A Professional Accountancy Corporation
                                     Newport Beach, California